SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant   X
Filed by a Party other than the Registrant ___

Check the appropriate box:

____ Preliminary Proxy Statement
____ Confidential, For Use of the Commission
     Only (as permitted by Rule 14a-6(e(2))
  X   Definitive Proxy Statement
____ Definitive Additional Materials
____ Soliciting Material Pursuant to <section>240.14a-11(c) or
<section>240.14a-12

                                               FARM FISH, INC.

             (Name of Registrant as Specified in Its Charter)

                                                         N/A

   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   X    No fee required.
_____ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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                                                          N/A

     (2)   Aggregate number of securities to which transaction applies:
                                                          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                           N/A

     (4)  Proposed maximum aggregate value of transaction:
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     (5)  Total fee paid:
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         Fee paid previously with preliminary materials.

_____Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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     (4) Date Filed:
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
                              FARM FISH, INC.
                              P. O. BOX 23109
                     JACKSON, MISSISSIPPI  39225-3109

                                 NOTICE OF
                     1999 ANNUAL SHAREHOLDERS' MEETING

TO THE STOCKHOLDERS:

     Notice is hereby given that the 1999 Annual Meeting of Shareholders (the "Meeting") of Farm Fish, Inc. ("Farm Fish") will be held at Farm Fish offices, 100 West Woodrow Wilson Drive, Jackson, Mississippi at 10:00 a.m., Jackson time, on Wednesday, May 26, 1999, for the following purposes:

     1. To elect four (4) directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

     2. To ratify the appointment of Ernst & Young LLP as independent public accountants for the fiscal year ending December 31, 1999; and

     3. To consider and take action upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 6, 1999, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                         BY ORDER OF THE BOARD OF DIRECTORS,

                          /s/ Jayne Dew

                         Jayne Dew
                         Secretary

Jackson, Mississippi
April 26, 1999

SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES

                              FARM FISH, INC.
                              P. O. BOX 23109
                     JACKSON, MISSISSIPPI  39225-3109


                              PROXY STATEMENT
                    FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MAY 26, 1999

VOTING AT THE MEETING

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Farm Fish for use at the Annual Meeting of Stockholders to be held on Wednesday, May 26, 1999, and at any and all adjournments of such meeting.

     If the enclosed form of proxy is properly marked, signed and returned in time to be voted at the meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. At the meeting, stockholders will vote upon the election of directors, and any other matters which may properly come before the meeting. Approval of each matter to come before the meeting requires the affirmative vote of a majority of the total votes cast, except for the election of directors which is described below under VOTING SECURITIES. Signed proxies not marked to the contrary will be voted for the election of directors. Any stockholder giving a proxy has the power to revoke it by a written instrument signed in the same manner as the proxy and received by the Secretary of Farm Fish prior to the exercise of the proxy. A stockholder attending the meeting may also revoke his proxy by voting in person.

     This material is being mailed on or about April 26, 1999.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only stockholders of record at the close of business on April 6, 1999, are entitled to notice of and to vote at the meeting, and such stockholders are entitled to one vote for each share held of record on all matters brought before the meeting, except with respect to the election of directors, in which the stockholders have cumulative voting rights. Under cumulative voting, each stockholder is entitled to votes equal to the number of his shares multiplied by the number of directors to be elected; a stockholder may cast all of his votes for a single director or distribute them among the candidates as he sees fit. At the record date, a total of 2,688,605 shares of common stock of Farm Fish were issued and outstanding.

     While the Board of Directors intends to cast the votes represented by its proxies equally among its nominees for directors, the Board solicits discretionary authority to accumulate votes as it may deem appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the best of the Company's knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934) beneficially owned, as of April 1, 1999, more than five percent of the Shares outstanding except as set forth in the following table:

STOCKHOLDER              Number of Shares of Percent of
                         COMMON STOCK OWNED(1)    CLASS
Delta
Industries, Inc.              2,151,061              80%
100 W. Woodrow Wilson
Jackson, MS 39213

SECURITY OWNERSHIP OF MANAGEMENT

STOCKHOLDER              Number of Shares of         Percent of
                         COMMON STOCK OWNED(1)    CLASS

Thomas R. Slough, Jr.         17,805                 *


W.D. Mounger                  25,900                 *


David Robison                    100                 *


Jayne Dew                      6,500                 *


Officers and Directors        50,305               1.88%
  As a Group (6 persons)(2)


     *Less than 1%.

     (1)Each beneficial owner has sole voting and investment powers as to all shares beneficially owned unless otherwise indicated in these footnotes.

     (2)The directors of Farm Fish during the past fiscal year, Thomas R. Slough, Jr., W. D. Mounger, Leland R. Speed and R. Reed Doyle, were directors and stockholders of Delta Industries, Inc. ("Delta Industries"). The shares owned by Delta Industries are in addition to the total number of shares owned directly by officers and directors, as shown herein.

DELTA INDUSTRIES, INC. STOCK OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

Title of Class
and Name of              Number of Shares of           Percent of
BENEFICIAL OWNER    COMMON STOCK OWNED(1)         CLASS

Thomas R. Slough, Jr.     8,160 (2)                  1.42%


W.D. Mounger             44,061                      7.65%


R. Reed Doyle            30,944 (3)                  5.37%


David Robison            17,510 (4)                  3.04%


Jayne Dew                 500                           *


Officers and Directors 101,175                       17.56%
  As a Group (5 persons)


     *Less than 1%.

     (1)Each beneficial owner has sole voting and investment powers as to all shares beneficially owned unless otherwise indicated in these footnotes.

     (2)Does not include 3133 shares held in a custodial account for the benefit of Mr. Slough's son. Mr. Slough has investment and voting power over such shares.

     (3)Includes 22,502 shares held in a trust for the benefit of Mr. Doyle's mother. Mr. Doyle is the trustee of such trust.

     (4)Includes 17,500 shares which Mr. Robison has the right to acquire through the exercise of options.


POSSIBLE CHANGE IN CONTROL

          All of the shares of Farm Fish held by Delta Industries, are pledged as collateral in connection with indebtedness of Delta Industries to Trustmark National Bank of Jackson, Mississippi. Should Delta
Industries be in default under that indebtedness, Trustmark National Bank has the option of foreclosing on the pledged stock.

ELECTION OF DIRECTORS

          At the meeting, four directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualify.

          Unless instructed otherwise, the proxies will be voted FOR the nominees listed below. Any stockholder who wishes to withhold from the proxy holders authority to vote for the election of directors may do so by marking his proxy where indicated.

          Should any of the management nominees become unable or unwilling to accept nomination or election, the proxy holders may exercise their voting power in favor of such other person or persons as the management of Farm Fish may recommend. However, the management has no reason to believe that any nominee will be unable or unwilling to serve as director.

DIRECTORS AND EXECUTIVE OFFICERS

          (a)  NOMINEES FOR DIRECTOR
                                                    Other Positions
                         Date Term of     Director      and Offices
NAME              AGE   OFFICE EXPIRES    SINCE      WITH FARM FISH

Leland R. Speed   66    Annual Meeting of  1982      Chairman of
                        Stockholders, 1999          the Board of
                                                       Directors

Thomas R. Slough, Jr. 72 Annual Meeting of   1982       President
                         Stockholders, 1999

W. D. Mounger     73    Annual Meeting of    1984            None
                        Stockholders, 1999

R. Reed Doyle     46    Annual Meeting of    1998            None
                        Stockholders, 1999


        (b)  EXECUTIVE OFFICERS
                                                    Other Positions
                                          Officer   and Offices
NAME              AGE   OFFICE HELD       SINCE     WITH FARM FISH

Leland R. Speed   66    Chairman of       1984      Director
                        the Board of Directors

Thomas R. Slough, Jr. 72 President        1984      Director

David Robison     50    Vice President    1993      None

Jayne Dew         50    Secretary/Treas   1998 General Manager
                                                    of farm operations

        Messrs. Speed and Slough were first elected as officers on December 3, 1984. Mr. Robison was first elected in 1993. Ms. Dew was first elected in 1998. The bylaws provide that the terms of the present officers will expire when their successors are elected and qualify.

        (c)  FAMILY RELATIONSHIPS

        There are no family relationships among the directors and officers.

        (d)  BUSINESS EXPERIENCE FOR THE PAST FIVE YEARS

        (1) (i) Leland R. Speed is Chairman of the Board of Directors of Farm Fish and a director of Delta Industries. Mr. Speed is also Chairman of Parkway Properties, Inc. and EastGroup Properties, Inc. which engage generally in the business of real estate development. He is also a director of Mississippi Valley Gas Company, First Mississippi Corporation and KLLM Transport Services, Inc.

             (ii) Thomas R. Slough, Jr., a director and President of Farm Fish, is the Vice-Chairman, a director and stockholder of Delta Industries, a corporation primarily engaged in marketing ready mix concrete.

             (iii) W. D. Mounger, a director of Farm Fish, is President, director and a principal stockholder of Delta Royalty Company, Inc., a Mississippi corporation engaged generally in the oil and gas business. Mr. Mounger is also engaged in various commercial activities, including independent oil and gas leasing, and is a director of Delta Industries. Until February 1997, Mr. Mounger served as a director of Deposit Guaranty National Bank and Deposit Guaranty Corporation.

             (iv) R. Reed Doyle, a director of Farm Fish, is a manager with Silver Creek Plantation, which engages in the business of farm-raised catfish. Mr. Doyle has been in the farm-raised catfish industry for over 25 years. Mr. Doyle is a director of Delta Industries.

             (v) David Robison, Vice President of Farm Fish, is President and Chief Executive Officer of Delta Industries, a corporation primarily engaged in the marketing of ready mix concrete.

             (vi) Jayne Dew, Secretary-Treasurer of Farm Fish, has been the general manager of the farm operations for Farm Fish since 1983.


        (2)  DELINQUENT FILINGS

             Based solely upon a review of: (i) Forms 3 and Forms 4 and amendments thereto furnished to Farm Fish pursuant to Securities and Exchange Commission Rule 16a-3(e) during the fiscal year ended December 31, 1998; (ii) Forms 5 and amendments thereto furnished to Farm Fish during the fiscal year ended December 31, 1998; and (iii) written representations of officers, directors and beneficial owners of more than 10% of Farm Fish no-par common stock, there were not any known failures of such officers, directors or beneficial owners of more than 10% of Farm Fish no-par common stock to report transactions required to be reported on the above Forms on a timely basis or to file a required Form during the fiscal year ended December 31, 1998, except Mr. Doyle inadvertently failed to file a Form 3 Upon his election as a director. Additionally, there were no late reports made on the above Forms during the fiscal year ended December 31, 1998.

COMMITTEES

        Farm Fish has no standing audit, nominating or compensation committees. The entire Board performs such duties.

        The Board of Directors is responsible for selecting nominees for the election of directors, and evaluating the performance of incumbent directors and determining whether to nominate them for reelection. The Board welcomes recommendations from shareholders as to nominees for the Board of Directors. Such recommendations should be made to Thomas R. Slough, Jr., President of Farm Fish, in writing, at P. O. Box 23109, Jackson, Mississippi 39225-3109.

MEETINGS

        The Board of Directors of Farm Fish held six official meetings during the last fiscal year. No director attended less than 75% of the meetings. In addition, certain actions were taken during the year by unanimous written consent of all directors in lieu of holding a formal meeting.

EXECUTIVE COMPENSATION

        Except for Ms. Dew, the directors and executive officers of Farm Fish received no cash or other compensation for services in all capacities to Farm Fish. Mr. Slough and Mr. Robison are employees of Delta Industries; Delta Industries is not reimbursed by Farm Fish for the salaries of Mr. Slough or Mr. Robison. Farm Fish does not maintain any type of pension or other benefit plan for officers of the Company. None of the officers have employment or severance arrangements contracts with the Company.


TRANSACTIONS WITH MANAGEMENT

        (a) TRANSACTIONS BETWEEN FARM FISH AND DELTA INDUSTRIES

        The principal shareholder of Farm Fish is Delta Industries. All members of the Farm Fish Board of Directors also serve as directors of Delta Industries, and the senior managements of the two companies are substantially identical.

        Since it acquired its first block of Farm Fish stock in October 1982, Delta Industries has made substantial loans and non-interest bearing advances to Farm Fish, and has guaranteed significant amounts of Farm Fish's outstanding indebtedness. As of December 31, 1998, Farm Fish had non-interest bearing advances payable to Delta Industries in the amount of $2,148,821. As of December 31, 1998, Delta Industries was guarantor of a Farm Fish short-term and long-term note payable to Deposit Guaranty National Bank with an outstanding principal balance of $485,000.

        (b) TRANSACTIONS BETWEEN FARM FISH AND SILVER CREEK PLANTATION

        In September 1997 the Company purchased 591 shares of stock in Delta Pride Catfish, Inc., a cooperative of catfish producers, from Silver Creek Plantation. T.L. Reed, a director of the Company at the time, was the owner and president of Silver Creek Plantation. The stock was purchased for cash in the amount of $111,226, plus the assumption of $333,090 in operating losses of Delta Pride allocated to such stock. The Board of Directors approved the transaction and the purchase price after reviewing recent, comparable sales of Delta Pride stock.

LEGAL PROCEEDINGS

        There are presently no material pending legal proceedings to which Farm Fish or its subsidiaries is a party.

STOCKHOLDER'S PROPOSALS

        In order for holder proposals for the 2000 Annual Meeting of Holders to be eligible for consideration for inclusion in the Proxy Statement for such meeting, they must be received at the Company's offices, P.O. Box 23109, Jackson, Mississippi 39225-3109, no later than December 26, 1999.

INDEPENDENT PUBLIC ACCOUNTANTS

        The firm of Ernst & Young LLP was the independent public accountants of Farm Fish for the fiscal year ending December 31, 1998. Representatives of the accounting firm are expected to be present at the Stockholders' Meeting to answer appropriate questions and to make a statement if they so desire.

        In the past the independent public accountants have been selected annually by the Board of Directors, usually at its annual meeting following the Stockholders' Meeting, and it is contemplated that this procedure will continue to be followed by the Board.

OTHER MATTERS

        The Board of Directors is not aware of any matters other than those outlined in this Proxy Statement which may be brought before the meeting. If any other matters properly brought before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the best judgment of the person or persons acting under the authority of such proxies.

EXPENSE OF SOLICITATION

        The solicitation contemplated hereby is made on behalf of Farm Fish. All costs and expenses incurred in connection with the solicitation of proxies by the Board of Directors, including the preparation of this Proxy Statement, will be paid by Farm Fish.

FORM 10-KSB

        Farm Fish's Annual Report on Form 10-KSB, including the financial statements and the financial statement schedules, is available without charge to stockholders upon written request. Please write:

          Jayne Dew, Secretary
          Farm Fish Inc.
          P.O. Box 23109
          Jackson, Mississippi  39225-3109


<END>